UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2022

CARTICA ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 I Street NW, Suite 910

Washington, D.C. 20006

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-367-3003

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CITEU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 7, 2022, Cartica Acquisition Corp (the “Company”) completed its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including 3,000,000 Units sold pursuant to the full exercise of the underwriter’s option to purchase additional units to cover over-allotments, each Unit consisting of (i) one Class A ordinary share of the Company, par value $0.0001 per share (collectively, the “Class A Ordinary Shares”), and (ii) one-half of one redeemable warrant of the Company (collectively, the “Warrants”). Each whole Warrant entitles the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000 (before underwriting discounts and offering expenses).

Also on January 7, 2022, and simultaneously with the completion of the IPO, the Company completed the private sale of an aggregate of 15,900,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $15,900,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company (except as described in the Registration Statement); (ii) may not (and the Class A ordinary shares issuable upon exercise of such warrants may not) be transferred, assigned or sold by the holders thereof until 30 days after the completion of the Company’s initial business combination (subject to certain exceptions described in the Registration Statement); (iii) may be exercised by the holders thereof on a cashless basis; and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Also on January 7, 2022, and simultaneously with the completion of the IPO and the sale of the Private Placement Warrants, a total of $236,900,000 ($10.30 per Unit), consisting of $225,400,000 of the proceeds from the IPO (which amount includes $8,050,000 of deferred underwriting commissions) and $11,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet of the Company as of January 7, 2022, reflecting the Company’s receipt of proceeds upon completion of the IPO and the sale of the Private Placement Warrants, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

99.1	Audited balance sheet as of January 7, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTICA ACQUISITION CORP

Date: January 13, 2022	By:	/s/ C. Brian Coad
		Name:	C. Brian Coad
		Title:	Chief Operating Officer and Chief Financial Officer

3